Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 31, 2003
                                                 -------------------------------


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                 000-22319                    16-1476509
---------------------------         ---------                   -----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
  of Incorporation)                                          Identification No.)



46 Prince St. Rochester, New York                                      14607
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (585) 242-7200
                                                   --------------

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMETNS AND EXHIBITS.

(c)      Exhibits

     This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.  Description

99.1         Press Release of Patient Infosystems, Inc., dated April 14, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 14, 2003, Patient Infosystems, Inc. issued a press release announcing its results for the fiscal year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1

     SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Patient Infosystems, Inc.

Date:  April 17, 2003                          By:  /s/ Kent A. Tapper
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                                                   Kent A. Tapper
                                                   Principle Financial Officer